UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 23, 2019

CAMBREX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10638	22-2476135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Meadowlands Plaza

East Rutherford, New Jersey 07073

(Address of Principal Executive Offices Including Zip Code)

(201) 804-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CBM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 23, 2019, Cambrex Corporation issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 23, 2019, issued by Cambrex Corporation

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

By:	/s/ Samantha Hanley
Name:	Samantha Hanley
Title:	Vice President and General Counsel

Date: September 23, 2019

Exhibit 99.1

Cambrex Corporation Announces Expiration of “Go Shop” Period Under Merger Agreement

EAST RUTHERFORD, N.J., September 23, 2019 /PRNewswire/ — Cambrex Corporation (NYSE: CBM) (the “Company” or “Cambrex”) today announced the expiration, as of 12:01 a.m., Eastern Time, on September 22, 2019, of the 45-day “go shop” period under the previously announced Agreement and Plan of Merger, dated as of August 7, 2019 (the “Merger Agreement”), which provides for the Company to be acquired by an affiliate of the Permira funds in an all-cash transaction for $60.00 per share. At the direction of the ad hoc committee of the Company’s Board of Directors, the Company’s financial advisor engaged in solicitation of 77 potential bidders, which resulted in eight potential bidders each entering into a confidentiality agreement with the Company. Each of the eight parties that entered into a confidentiality agreement with the Company was provided access to nonpublic information regarding the Company and the opportunity to have access to Company management. As of the expiration of the go-shop period, the Company had not received any alternative acquisition proposals, including from any of the eight parties that entered into confidentiality agreements. Upon the expiration of the go-shop period and in accordance with the terms of the Merger Agreement, the Company became subject to customary “no-shop” restrictions on its ability to solicit acquisition proposals from third parties or to provide information to and engage in discussions with a third party in relation to an alternative acquisition proposal, subject to certain customary exceptions.

The proposed merger is expected to close during the fourth quarter of 2019, subject to customary closing conditions including Cambrex stockholder approval and regulatory approvals.

Morgan Stanley & Co. LLC is acting as exclusive financial advisor and Kirkland & Ellis, LLP is serving as legal advisor to Cambrex.

About Cambrex

Cambrex is the leading small molecule company that provides drug substance, drug product and analytical services across the entire drug lifecycle. The company provides customers with an end-to-end partnership for the research, development and manufacture of small molecule therapeutics. With over 35 years’ experience and a growing team of over 2,000 experts servicing global clients from sites in North America and Europe, Cambrex is a trusted partner in branded and generic markets for API and dosage form development and manufacturing.

Cambrex offers a range of specialist drug substance technologies and capabilities including biocatalysis, continuous flow, controlled substances, solid state science, material characterization and highly potent APIs. In addition, Cambrex can support conventional dosage forms including oral solids, semi-solids and liquids and has the expertise to manufacture specialist dosage forms such as modified-release, fixed dose combination, pediatric, bi-layer tablets, stick packs, topicals, controlled substances, sterile and non-sterile ointments.

For more information, please visit www.cambrex.com

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between the Company and Permira, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the fact that they use words such as “may,” “will,” “could,” “should,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “believe” or similar expressions. Any forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the merger, including future financial and operating results, expected synergies and cost savings related to the merger, the plans, objectives, expectations and intentions of the Company, Permira and the combined company, the expected timing of the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of the Company or Permira, as applicable, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither the Company nor Permira, nor any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger Agreement, the risk that the Company’s stockholders may not adopt the merger Agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the merger may not be satisfied or waived in a timely manner, risks related to disruption of management time from ongoing business operations due to the merger, the effect of the announcement of the merger on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and other business partners, and on their operating results and businesses generally, the risk that potential litigation in connection with the merger may affect the timing or occurrence of the merger or result in significant costs of defense, indemnification and liability and transaction costs.

The forward-looking statements are based on the beliefs and assumptions of Company management and the information available to Company management as of the date of this report. The Company cautions investors not to place undue reliance on expectations regarding future results, levels of activity, performance, achievements or other forward-looking statements. The information contained in this document is provided by the Company as of the date hereof, and, unless required by law, the Company does not undertake and specifically disclaims any obligation to update these forward-looking statements contained in this document as a result of new information, future events or otherwise.

Discussions of additional risks and uncertainties are and will be contained in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. You can obtain copies of the Company’s filings with the SEC for free at the SEC’s website (www.sec.gov).

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 13, 2019, and in its proxy statement for the 2019 Annual Meeting, which was filed with the SEC on March 12, 2019. To the extent holdings of Company securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents will be available free of charge from the sources indicated below.

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Important Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a proxy statement with respect to a special meeting of the Company’s stockholders to approve the transaction. The definitive proxy statement will be mailed to the stockholders of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.

Investors and security holders will be able to obtain these materials, when they are available, and other relevant documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the proxy statement, when they become available, may be obtained free of charge by accessing the Company’s website at www.cambrex.com or by contacting the Company’s investor relations department by email at stephanie.lafiura@cambrex.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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